CONSOLIDATED BALANCE SHEETS (Parenthetical) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2011 US$ USD ($)
Account receivable, allowance for doubtful accounts (in CNY)	2,022	1,965
Common shares, par value (in dollars per share)			$ 0.0001
Common shares, shares authorized	500,000,000	500,000,000	500,000,000
Common shares, shares issued	56,981,341	56,473,949	56,981,341
Common shares, shares outstanding	56,981,341	56,473,949	56,981,341